SEGMENT INFORMATION
                        TECHNE CORPORATION AND SUBISIDARIES
                    (in thousands of $'s, except per share data)


                                Fiscal 2010                        Increase (Decrease) From Fiscal 2009
               ------------------------------------------------- ---------------------------------------
                First  Second   Third  Fourth           Percent   First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter   YTD    Of Sales Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Sales           66,534  65,521  70,278  66,714  269,047   100%    (2,790)  3,645   2,412   1,824   5,091
Cost of sales   12,901  13,329  14,399  13,834   54,463    20%      (185)   (101)     83    (822) (1,025)
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Gross margin    53,633  52,192  55,879  52,880  214,584    80%    (2,605)  3,746   2,329   2,646   6,116

Gross margin
 percentage      80.6%   79.7%   79.5%   79.3%    79.8%

SG&A expense     8,038   9,007   7,666   7,464   32,175    12%      (802)   (696)    605     (96)   (989)
R&D expense      6,154   6,391   6,325   6,251   25,121    10%       244     545     516     252   1,557
Amortization
 expense           240     240     240     240      960     --        --      --      --      --      --
Interest income (1,168) (1,156) (1,040) (1,011)  (4,375)   (2%)    1,719   1,049     464      27   3,259
Other non-oper-
 ating ex., net    662   1,011   1,249   1,335    4,257     2%      (525)    299     146   1,286   1,206
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
                13,926  15,493  14,440  14,279   58,138    22%       636   1,197   1,731   1,469   5,033
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Earnings before
 income taxes   39,707  36,699  41,439  38,601  156,446    58%    (3,241)  2,549     598   1,177   1,083
Income taxes    12,935  11,978   9,051  12,706   46,670    17%    (1,420)  1,450  (4,149)    668  (3,451)
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
                26,772  24,721  32,388  25,895  109,776    41%    (1,821)  1,099   4,747     509   4,534
               ======= ======= ======= ======= ======== ======== ======= ======= ======= ======= =======

Diluted earnings
 per share         .72     .66     .87     .69     2.94
Weighted average
 diluted shares
 outstanding    37,339  37,353  37,380  37,314   37,347




                                      BIOTECHNOLOGY  (1)
                                    (in thousands of $'s)

                                Fiscal 2010                        Increase (Decrease) From Fiscal 2009
               ------------------------------------------------- ---------------------------------------
                First  Second   Third  Fourth           Percent   First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter   YTD    Of Sales Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Sales           51,696  50,703  54,236  53,032  209,667   100%    (2,203)  2,060     518   3,298   3,673
Intersegment
 sales          (7,668) (8,282) (8,057) (7,771) (31,778)              94      29     522    (342)    303
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
                44,028  42,421  46,179  45,261  177,889           (2,109)  2,089   1,040   2,956   3,976

Cost of sales    9,885  10,126  11,159  10,569   41,739    20%      (362)   (964)     79     258    (989)
Intersegment
 sales          (7,598) (7,753) (8,336) (7,857) (31,544)            (137)    586     158    (403)    204
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
                 2,287   2,373   2,823   2,712   10,195             (499)   (378)    237    (145)   (785)

Gross margin    41,741  40,048  43,356  42,549  167,694    80%    (1,610)  2,467     803   3,101   4,761

Gross margin
 percentage      80.9%   80.0%   79.4%   80.1%    80.1%

SG&A expense     4,734   5,056   4,625   4,532   18,947     9%      (407)   (362)    363     318     (88)
R&D expense      5,956   6,190   6,127   6,058   24,331    12%       239     547     505     248   1,539
Amortization
 expense           240     240     240     240      960     --        --      --      --      --      --
Interest, net     (771)   (772)   (706)   (733)  (2,982)   (1%)      313     198     147      10     668
Other expense        2       1      --      (2)       1     --         4      --      (1)     (4)     (1)
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
                10,161  10,715  10,286  10,095   41,257    20%       149     383   1,014     572   2,118
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Pretax result   31,580  29,333  33,070  32,454  126,437    60%    (1,759)  2,084    (211)  2,529   2,643
               ======= ======= ======= ======= ======== ======== ======= ======= ======= ======= =======


(1)	Includes R&D Systems' Biotechnology Division, BiosPacific, Inc.
and R&D China


                                      R&D SYSTEMS EUROPE
                                 (in thousands of Br. pounds)

                                Fiscal 2010                        Increase (Decrease) From Fiscal 2009
               ------------------------------------------------- ---------------------------------------
                First  Second   Third  Fourth           Percent   First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter   YTD    Of Sales Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Sales           10,881  11,462  12,296  11,403   46,042    100%      706     265    (420)    269     820
Cost of sales    5,061   5,288   5,824   5,785   21,958     48%      801     (73)   (716)    102     114
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Gross margin     5,820   6,174   6,472   5,618   24,084     52%      (95)    338     296     167     706

Gross margin
 percentage      53.5%   53.9%   52.6%   49.3%    52.3%

SG&A expense     1,191   1,318   1,260   1,315    5,084     11%      (33)    (46)     69     127     117
Interest income    (87)    (79)    (68)    (38)    (272)     --      703     504     167      64   1,438
Exchange loss/
 (gain)            (89)     61     237     428      637      1%     (349)     96      74     796     617
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
                 1,015   1,300   1,429   1,705    5,449     12%      321     554     310     987   2,172
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Pretax result    4,805   4,874   5,043   3,913   18,635     40%     (416)   (216)    (14)   (820) (1,466)
               ======= ======= ======= ======= ======== ======== ======= ======= ======= ======= =======




                                      R&D SYSTEMS EUROPE
                                     (in thousands of $'s)

                                Fiscal 2010                        Increase (Decrease) From Fiscal 2009
               ------------------------------------------------- ---------------------------------------
                First  Second   Third  Fourth           Percent   First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter   YTD    Of Sales Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Sales           17,838  18,775  19,161  16,990   72,764    100%   (1,103)  1,491     868  (1,033)    223
Cost of sales    8,295   8,664   9,071   8,619   34,649     48%      364     390    (334)   (811)   (391)
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Gross margin     9,543  10,111  10,090   8,371   38,115     52%   (1,467)  1,101   1,202    (222)    614

Gross margin
 percentage      53.5%   53.9%   52.7%   49.3%    52.4%

SG&A expense     1,952   2,159   1,967   1,961    8,039     11%     (331)     65     253      85      72
Interest income   (143)   (128)   (108)    (57)    (436)     --    1,328     778     230     (29)  2,307
Exchange loss/
 Gain             (145)     99     372     633      959      1%     (621)     94     134   1,320     927
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
                 1,664   2,130   2,231   2,537    8,562     12%      376     937     617   1,376   3,306
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Pretax result    7,879   7,981   7,859   5,834   29,553     40%   (1,843)    164     585  (1,598) (2,692)
               ======= ======= ======= ======= ======== ======== ======= ======= ======= ======= =======


                                             HEMATOLOGY
                                         (in thousands of $'s)

                                Fiscal 2010                        Increase (Decrease) From Fiscal 2009
               ------------------------------------------------- ---------------------------------------
                First  Second   Third  Fourth           Percent   First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter   YTD    Of Sales Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Sales            4,668   4,325   4,938   4,463   18,394    100%      422      65     504     (99)    892
Cost of sales    2,319   2,292   2,505   2,503    9,619     52%      (50)   (113)    180     134     151
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Gross margin     2,349   2,033   2,433   1,960    8,775     48%      472     178     324    (233)    741

Gross margin
 percentage      50.3%   47.0%   49.3%   43.9%    47.7%

SG&A expense       370     366     346     311    1,393      8%      (66)    (32)     36      (8)    (70)
R&D expense        198     201     198     193      790      4%        5      (2)     11       4      18
Interest, net      (72)    (72)    (65)    (68)    (277)    (1%)      30      19      15       4      68
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
                   496     495     479     436    1,906     11%      (31)    (15)     62       0      16
               ------- ------- ------- ------- -------- -------- ------- ------- ------- ------- -------
Pretax result    1,853   1,538   1,954   1,524    6,869     37%      503     193     262    (233)    725
               ======= ======= ======= ======= ======== ======== ======= ======= ======= ======= =======




                                  CORPORATE AND OTHER (2)
                                    (in thousands of $'s)

                                Fiscal 2010               Increase (Decrease) From Fiscal 2009
               ---------------------------------------- ---------------------------------------
                First  Second   Third  Fourth           First  Second   Third  Fourth
               Quarter Quarter Quarter Quarter   YTD    Quarter Quarter Quarter Quarter   YTD
               ------- ------- ------- ------- -------- ------- ------- ------- ------- -------
Interest income    182     184     161     153      680     (48)    (54)    (72)    (42)   (216)
Rental income       81     115      83     134      413     (18)    (16)    (32)     (2)    (68)
               ------- ------- ------- ------- -------- ------- ------- ------- ------- -------
                   263     299     244     287    1,093     (66)    (70)   (104)    (44)   (284)

SG&A expense       982   1,426     728     660    3,796       2    (367)    (47)   (491)   (903)
Other-Building
 expenses          548     530     593     529    2,200      (5)    (21)     20      (2)     (8)
Other-Equity
 Investment
  losses           338     496     367     309    1,510      79     210     (39)    (30)    220
               ------- ------- ------- ------- -------- ------- ------- ------- ------- -------
                 1,868   2,452   1,688   1,498    7,506      76    (178)    (66)   (523)   (691)
               ------- ------- ------- ------- -------- ------- ------- ------- ------- -------
Pretax result   (1,605) (2,153) (1,444) (1,211)  (6,413)   (142)    108     (38)    479     407
               ======= ======= ======= ======= ======== ======= ======= ======= ======= =======


(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC and Nephromics, LLC.